Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the annual report of U.S. Shipping Partners L.P. (the “Partnership”) on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Dennis J. Fiore, Vice President--Chief Financial Officer of US Shipping General Partner LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Dennis J. Fiore

Dennis J. Fiore
Vice President--Chief Financial Officer
June 22, 2009

          A signed original of this written statement required by Section 906 has been provided to U.S. Shipping Partners L.P. and will be retained by U.S. Shipping Partners L.P. and furnished to the Securities and Exchange Commission or its staff upon request.